Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Robert Quartaro (954) 769-7342 quartaror@autonation.com

AutoNation Reports All-Time Record Quarterly and Full Year EPS from Continuing Operations

•	Fourth quarter 2019 EPS from continuing operations was an all-time record $1.74, up 71% compared to fourth quarter 2018 EPS from continuing operations of $1.02

◦
Fourth quarter 2019 net income from continuing operations included net gains from store and property divestitures of $20 million after-tax, or $0.22 per share, and a non-cash gain related to our investment in Vroom of $19 million after-tax, or $0.21 per share

•	Full year 2019 EPS from continuing operations was an all-time record $4.98, up 15% compared to full year 2018 EPS from continuing operations of $4.34

•	Fourth quarter same store revenue was up 4% and same store gross profit was up 7%, each as compared to the same period a year ago

•	Fourth quarter same store Used Vehicle gross profit was up 21% compared to the same period a year ago

•	All-time record same store Customer Financial Services gross profit per vehicle retailed of $1,989 in the fourth quarter of 2019, up $130 or 7% compared to the same period a year ago
FORT LAUDERDALE, Fla., (February 11, 2020) —AutoNation, Inc. (NYSE: AN), America’s largest and most recognized automotive retailer, today reported fourth quarter 2019 net income from continuing operations of $158 million, or $1.74 per share. Fourth quarter 2019 net income from continuing operations included net gains from store and property divestitures of $20 million after-tax, or $0.22 per share, and a non-cash gain related to our investment in Vroom of $19 million after-tax, or $0.21 per share. Fourth quarter 2018 net income from continuing operations was $93 million, or $1.02 per share. Fourth quarter 2018 net income from continuing operations included net gains from store and property divestitures of $13 million after-tax, or $0.15 per share, and restructuring-related charges of $7 million after-tax, or $0.08 per share.
Same store fourth quarter 2019 revenue was $5.5 billion, an increase of 4% compared to the same period a year ago. Same store fourth quarter 2019 gross profit totaled $886 million, an increase of 7% compared to the year-ago period, driven by growth in all business sectors - new vehicles, used vehicles, customer care, and customer financial services. Same store Used Vehicle gross profit was $88 million, an increase of 21% compared to the year-ago period. Same store Customer Financial Services gross profit per vehicle retailed was an all-time record of $1,989, up $130 or 7% compared to the year-ago period. Same store Customer Care gross profit was $398 million, an increase of 4% compared to the year-ago period.

Segment Results
Segment results(1) for the fourth quarter 2019 were as follows:

Fourth Quarter 2019 Segment Results

•	Domestic – Domestic segment income(2) was $65 million compared to year-ago segment income of $55 million, an increase of 19%.

•	Import – Import segment income(2) was $78 million compared to year-ago segment income of $69 million, an increase of 13%.

•	Premium Luxury – Premium Luxury segment income(2) was $113 million compared to year-ago segment income of $91 million, an increase of 23%.

Full Year 2019 Segment Results

•	Domestic - Domestic segment income(2) was $258 million compared to year-ago segment income of $249 million,an increase of 3%.

•	Import - Import segment income(2) was $319 million compared to year-ago segment income of $305 million,an increase of 5%.

•	Premium Luxury - Premium Luxury segment income(2) was $381 million compared to year-ago segment income of $341 million, an increase of 12%.

For the full year ended December 31, 2019, AutoNation reported net income from continuing operations of $451 million, or $4.98 per share, compared to net income from continuing operations of $396 million, or $4.34 per share, for the same period in the prior year. AutoNation’s revenue for the full year 2019 totaled $21.3 billion, compared to $21.4 billion for the same period in the prior year.
The fourth quarter conference call may be accessed by telephone at (866) 211-3176 (Conference ID: 5094300) at 11:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com.
The webcast will also be available on AutoNation’s website under “Events & Presentations” following the call. A playback of the conference call will be available after 2:00 p.m. Eastern Time on February 11, 2020, through March 3, 2020, by calling (800) 585-8367 (Conference ID: 5094300).

(1)
AutoNation has three reportable segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and FCA US; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, Nissan, and Hyundai; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes-Benz, BMW, Lexus, Jaguar Land Rover, and Audi.

(2)	Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.
About AutoNation, Inc.
AutoNation, America’s largest and most recognized automotive retailer, is transforming the automotive industry through its bold leadership, innovation, and comprehensive brand extensions. As of December 31, 2019, AutoNation owned and operated over 325 locations from coast to coast. AutoNation has sold over 12 million vehicles, the first automotive retailer to reach this milestone. AutoNation’s success is driven by a commitment to delivering a peerless experience through customer-focused sales and service processes. Since 2013, AutoNation has raised over $22 million to drive out cancer, create awareness, and support critical research through its DRIVE PINK initiative, which was officially branded in 2015.

Please visit www.autonation.com, investors.autonation.com, www.twitter.com/CEOCherylMiller, and www.twitter.com/AutoNation, where AutoNation discloses additional information about the Company, its business, and its results of operations. Please also visit www.autonationdrive.com, AutoNation’s automotive blog, for information regarding the AutoNation community, the automotive industry, and current automotive news and trends.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as "anticipates," "expects," "intends," "goals," "plans," "believes," "continues," "may," "will," "could," and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, or investments, including our brand extension strategies, as well as statements regarding our expectations for the future performance of our business and the automotive retail industry and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in interest rates, fuel prices, and tariffs; new and used vehicle margins; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; our ability to implement successfully our strategic initiatives, partnerships, and investments, including our brand extension strategies; our ability to identify, acquire, and build out suitable locations in a timely manner; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to integrate successfully acquired and awarded franchises and to attain planned sales volumes within our expected time frames; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for acquisitions; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; regulatory factors affecting our business, including fuel economy requirements; the announcement of safety recalls; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue:
New vehicle	$3,025.4	$3,066.6	$11,166.5	$11,751.6
Used vehicle	1,344.6	1,212.4	5,466.5	5,123.3
Parts and service	891.3	868.0	3,572.1	3,447.6
Finance and insurance, net	265.4	245.4	1,023.3	981.4
Other	22.2	19.3	107.3	108.9
Total revenue	5,548.9	5,411.7	21,335.7	21,412.8
Cost of sales:
New vehicle	2,887.8	2,930.4	10,662.6	11,235.5
Used vehicle	1,256.2	1,138.7	5,098.5	4,781.6
Parts and service	488.5	476.1	1,949.5	1,892.3
Other	20.8	18.6	102.1	106.1
Total cost of sales	4,653.3	4,563.8	17,812.7	18,015.5
Gross profit	895.6	847.9	3,523.0	3,397.3
Selling, general, and administrative expenses	644.8	631.5	2,558.6	2,509.8
Depreciation and amortization	46.8	42.2	180.5	166.2
Franchise rights impairment	—	—	9.6	8.1
Other income, net	(31.8)	(23.1)	(49.3)	(64.7)
Operating income	235.8	197.3	823.6	777.9
Non-operating income (expense) items:
Floorplan interest expense	(29.0)	(37.0)	(138.4)	(130.4)
Other interest expense	(25.1)	(29.0)	(106.7)	(119.4)
Interest income	0.1	0.3	0.5	1.1
Other income (loss), net	29.4	(3.1)	33.6	0.2
Income from continuing operations before income taxes	211.2	128.5	612.6	529.4
Income tax provision	53.5	35.6	161.8	133.5
Net income from continuing operations	157.7	92.9	450.8	395.9
Income (loss) from discontinued operations, net of income taxes	—	(0.2)	(0.8)	0.1
Net income	$157.7	$92.7	$450.0	$396.0
Diluted earnings (loss) per share*:
Continuing operations	$1.74	$1.02	$4.98	$4.34
Discontinued operations	$—	$—	$(0.01)	$—
Net income	$1.74	$1.02	$4.97	$4.34
Weighted average common shares outstanding	90.7	90.7	90.5	91.3
Common shares outstanding, net of treasury stock, at period end	89.3	90.0	89.3	90.0

*	Earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
New vehicle	$3,025.4	$3,066.6	$(41.2)	(1.3)	$11,166.5	$11,751.6	$(585.1)	(5.0)
Retail used vehicle	1,264.8	1,141.5	123.3	10.8	5,160.3	4,807.6	352.7	7.3
Wholesale	79.8	70.9	8.9	12.6	306.2	315.7	(9.5)	(3.0)
Used vehicle	1,344.6	1,212.4	132.2	10.9	5,466.5	5,123.3	343.2	6.7
Finance and insurance, net	265.4	245.4	20.0	8.1	1,023.3	981.4	41.9	4.3
Total variable operations	4,635.4	4,524.4	111.0	2.5	17,656.3	17,856.3	(200.0)	(1.1)
Parts and service	891.3	868.0	23.3	2.7	3,572.1	3,447.6	124.5	3.6
Other	22.2	19.3	2.9		107.3	108.9	(1.6)
Total revenue	$5,548.9	$5,411.7	$137.2	2.5	$21,335.7	$21,412.8	$(77.1)	(0.4)
Gross profit:
New vehicle	$137.6	$136.2	$1.4	1.0	$503.9	$516.1	$(12.2)	(2.4)
Retail used vehicle	84.4	71.2	13.2	18.5	346.8	327.6	19.2	5.9
Wholesale	4.0	2.5	1.5		21.2	14.1	7.1
Used vehicle	88.4	73.7	14.7	19.9	368.0	341.7	26.3	7.7
Finance and insurance	265.4	245.4	20.0	8.1	1,023.3	981.4	41.9	4.3
Total variable operations	491.4	455.3	36.1	7.9	1,895.2	1,839.2	56.0	3.0
Parts and service	402.8	391.9	10.9	2.8	1,622.6	1,555.3	67.3	4.3
Other	1.4	0.7	0.7		5.2	2.8	2.4
Total gross profit	895.6	847.9	47.7	5.6	3,523.0	3,397.3	125.7	3.7
Selling, general, and administrative expenses	644.8	631.5	(13.3)	(2.1)	2,558.6	2,509.8	(48.8)	(1.9)
Depreciation and amortization	46.8	42.2	(4.6)		180.5	166.2	(14.3)
Franchise rights impairment	—	—	—		9.6	8.1	(1.5)
Other income, net	(31.8)	(23.1)	8.7		(49.3)	(64.7)	(15.4)
Operating income	235.8	197.3	38.5	19.5	823.6	777.9	45.7	5.9
Non-operating income (expense) items:
Floorplan interest expense	(29.0)	(37.0)	8.0		(138.4)	(130.4)	(8.0)
Other interest expense	(25.1)	(29.0)	3.9		(106.7)	(119.4)	12.7
Interest income	0.1	0.3	(0.2)		0.5	1.1	(0.6)
Other income (loss), net	29.4	(3.1)	32.5		33.6	0.2	33.4
Income from continuing operations before income taxes	$211.2	$128.5	$82.7	64.4	$612.6	$529.4	$83.2	15.7
Retail vehicle unit sales:
New	74,383	78,370	(3,987)	(5.1)	282,602	310,839	(28,237)	(9.1)
Used	59,022	54,985	4,037	7.3	246,113	237,722	8,391	3.5
	133,405	133,355	50	—	528,715	548,561	(19,846)	(3.6)
Revenue per vehicle retailed:
New	$40,673	$39,130	$1,543	3.9	$39,513	$37,806	$1,707	4.5
Used	$21,429	$20,760	$669	3.2	$20,967	$20,224	$743	3.7
Gross profit per vehicle retailed:
New	$1,850	$1,738	$112	6.4	$1,783	$1,660	$123	7.4
Used	$1,430	$1,295	$135	10.4	$1,409	$1,378	$31	2.2
Finance and insurance	$1,989	$1,840	$149	8.1	$1,935	$1,789	$146	8.2
Total variable operations(1)	$3,654	$3,395	$259	7.6	$3,544	$3,327	$217	6.5

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Revenue mix percentages:
New vehicle	54.5	56.7	52.3	54.9
Used vehicle	24.2	22.4	25.6	23.9
Parts and service	16.1	16.0	16.7	16.1
Finance and insurance, net	4.8	4.5	4.8	4.6
Other	0.4	0.4	0.6	0.5
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	15.4	16.1	14.3	15.2
Used vehicle	9.9	8.7	10.4	10.1
Parts and service	45.0	46.2	46.1	45.8
Finance and insurance	29.6	28.9	29.0	28.9
Other	0.1	0.1	0.2	—
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.5	4.4	4.5	4.4
Used vehicle - retail	6.7	6.2	6.7	6.8
Parts and service	45.2	45.1	45.4	45.1
Total	16.1	15.7	16.5	15.9
Selling, general, and administrative expenses	11.6	11.7	12.0	11.7
Operating income	4.2	3.6	3.9	3.6
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	72.0	74.5	72.6	73.9
Operating income	26.3	23.3	23.4	22.9

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
Domestic	$1,666.7	$1,745.0	$(78.3)	(4.5)	$6,671.4	$7,134.5	$(463.1)	(6.5)
Import	1,622.8	1,646.2	(23.4)	(1.4)	6,468.7	6,786.4	(317.7)	(4.7)
Premium luxury	2,059.3	1,894.1	165.2	8.7	7,434.8	7,010.9	423.9	6.0
Total	5,348.8	5,285.3	63.5	1.2	20,574.9	20,931.8	(356.9)	(1.7)
Corporate and other	200.1	126.4	73.7	58.3	760.8	481.0	279.8	58.2
Total consolidated revenue	$5,548.9	$5,411.7	$137.2	2.5	$21,335.7	$21,412.8	$(77.1)	(0.4)

Segment income*:
Domestic	$65.2	$54.7	$10.5	19.2	$257.6	$249.3	$8.3	3.3
Import	77.7	68.5	9.2	13.4	318.6	304.7	13.9	4.6
Premium luxury	112.5	91.4	21.1	23.1	381.1	340.9	40.2	11.8
Total	255.4	214.6	40.8	19.0	957.3	894.9	62.4	7.0
Corporate and other	(48.6)	(54.3)	5.7		(272.1)	(247.4)	(24.7)
Add: Floorplan interest expense	29.0	37.0	(8.0)		138.4	130.4	8.0
Operating income	$235.8	$197.3	$38.5	19.5	$823.6	$777.9	$45.7	5.9
* Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	22,287	25,144	(2,857)	(11.4)	88,404	102,015	(13,611)	(13.3)
Import	32,705	34,780	(2,075)	(6.0)	128,183	142,556	(14,373)	(10.1)
Premium luxury	19,391	18,446	945	5.1	66,015	66,268	(253)	(0.4)
	74,383	78,370	(3,987)	(5.1)	282,602	310,839	(28,237)	(9.1)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Domestic:
Ford, Lincoln	10.9	11.5	11.2	12.2
Chevrolet, Buick, Cadillac, GMC	10.3	11.4	10.8	11.1
Chrysler, Dodge, Jeep, Ram	8.8	9.2	9.3	9.5
Domestic total	30.0	32.1	31.3	32.8
Import:
Toyota	20.9	19.0	20.4	19.4
Honda	13.5	13.1	14.2	13.7
Nissan	2.5	4.5	3.3	5.3
Other Import	7.0	7.8	7.4	7.5
Import total	43.9	44.4	45.3	45.9
Premium Luxury:
Mercedes-Benz	10.2	8.8	8.8	8.0
BMW	6.9	6.2	6.3	5.2
Lexus	2.7	2.5	2.3	2.3
Audi	2.7	2.2	2.3	2.3
Jaguar Land Rover	2.3	2.2	2.2	2.0
Other Premium Luxury	1.3	1.6	1.5	1.5
Premium Luxury total	26.1	23.5	23.4	21.3
	100.0	100.0	100.0	100.0
.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Expenditures / Stock Repurchases	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Capital expenditures (1)	$87.3	$122.0	$257.4	$393.6
Cash paid (received) for acquisitions, net of cash acquired	$—	$(0.7)	$4.7	$67.2
Proceeds from exercises of stock options	$4.7	$1.8	$12.7	$17.8
Stock repurchases:
Aggregate purchase price	$—	$—	$44.7	$100.0
Shares repurchased (in millions)	—	—	1.3	2.1

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2019	2018	Variance	2019	2018	Variance
Floorplan assistance earned (included in cost of sales)	$30.3	$30.7	$(0.4)	$111.8	$117.9	$(6.1)
New vehicle floorplan interest expense	(26.6)	(34.5)	7.9	(128.1)	(121.7)	(6.4)
Net new vehicle inventory carrying benefit (cost)	$3.7	$(3.8)	$7.5	$(16.3)	$(3.8)	$(12.5)

Balance Sheet and Other Highlights	December 31, 2019	December 31, 2018
Cash and cash equivalents	$42.0	$48.6
Inventory	$3,305.8	$3,650.5
Total floorplan notes payable	$3,575.8	$3,997.7
Non-vehicle debt	$2,104.1	$2,600.5
Equity	$3,162.1	$2,716.0
New days supply (industry standard of selling days)	52 days	60 days
Used days supply (trailing calendar month days)	39 days	42 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.24	x
Covenant	less than or equal to	3.75	x

Capitalization ratio		54.5%
Covenant	less than or equal to	70.0%

(1)	Includes accrued construction in progress and excludes property associated with leases entered into during the period.

(2)	Calculated in accordance with our credit agreement as filed with the SEC.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
New vehicle	$2,993.4	$2,993.4	$—	—	$10,908.4	$11,366.8	$(458.4)	(4.0)
Retail used vehicle	1,251.4	1,113.1	138.3	12.4	5,040.6	4,649.3	391.3	8.4
Wholesale	78.8	69.2	9.6	13.9	299.3	306.4	(7.1)	(2.3)
Used vehicle	1,330.2	1,182.3	147.9	12.5	5,339.9	4,955.7	384.2	7.8
Finance and insurance, net	262.7	240.1	22.6	9.4	1,004.5	953.7	50.8	5.3
Total variable operations	4,586.3	4,415.8	170.5	3.9	17,252.8	17,276.2	(23.4)	(0.1)
Parts and service	881.5	846.9	34.6	4.1	3,479.6	3,335.0	144.6	4.3
Other	22.2	19.2	3.0		105.2	108.4	(3.2)
Total revenue	$5,490.0	$5,281.9	$208.1	3.9	$20,837.6	$20,719.6	$118.0	0.6

Gross profit:
New vehicle	$135.9	$134.1	$1.8	1.3	$494.7	$506.9	$(12.2)	(2.4)
Retail used vehicle	84.0	70.0	14.0	20.0	341.8	320.2	21.6	6.7
Wholesale	4.1	2.7	1.4		20.8	14.6	6.2
Used vehicle	88.1	72.7	15.4	21.2	362.6	334.8	27.8	8.3
Finance and insurance	262.7	240.1	22.6	9.4	1,004.5	953.7	50.8	5.3
Total variable operations	486.7	446.9	39.8	8.9	1,861.8	1,795.4	66.4	3.7
Parts and service	398.4	382.4	16.0	4.2	1,580.2	1,503.8	76.4	5.1
Other	1.3	0.7	0.6		5.3	3.0	2.3
Total gross profit	$886.4	$830.0	$56.4	6.8	$3,447.3	$3,302.2	$145.1	4.4

Retail vehicle unit sales:
New	73,613	75,943	(2,330)	(3.1)	275,808	298,468	(22,660)	(7.6)
Used	58,467	53,226	5,241	9.8	239,996	228,093	11,903	5.2
	132,080	129,169	2,911	2.3	515,804	526,561	(10,757)	(2.0)

Revenue per vehicle retailed:
New	$40,664	$39,416	$1,248	3.2	$39,551	$38,084	$1,467	3.9
Used	$21,404	$20,913	$491	2.3	$21,003	$20,383	$620	3.0

Gross profit per vehicle retailed:
New	$1,846	$1,766	$80	4.5	$1,794	$1,698	$96	5.7
Used	$1,437	$1,315	$122	9.3	$1,424	$1,404	$20	1.4
Finance and insurance	$1,989	$1,859	$130	7.0	$1,947	$1,811	$136	7.5
Total variable operations(1)	$3,654	$3,439	$215	6.3	$3,569	$3,382	$187	5.5

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Revenue mix percentages:
New vehicle	54.5	56.7	52.3	54.9
Used vehicle	24.2	22.4	25.6	23.9
Parts and service	16.1	16.0	16.7	16.1
Finance and insurance, net	4.8	4.5	4.8	4.6
Other	0.4	0.4	0.6	0.5
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	15.3	16.2	14.4	15.4
Used vehicle	9.9	8.8	10.5	10.1
Parts and service	44.9	46.1	45.8	45.5
Finance and insurance	29.6	28.9	29.1	28.9
Other	0.3	—	0.2	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.5	4.5	4.5	4.5
Used vehicle - retail	6.7	6.3	6.8	6.9
Parts and service	45.2	45.2	45.4	45.1
Total	16.1	15.7	16.5	15.9